AllianceBernstein
Third Quarter 2007 Review
Third Quarter 2007 Review
Gerald M. Lieberman
President & Chief Operating Officer
Lewis A. Sanders
Chairman & Chief Executive Officer
Any forecasts in this material may not be realized. Information or opinions should not be construed as investment advice.
October 24, 2007

AllianceBernstein
Third Quarter 2007 Review

In light of Regulation FD, management will be limited in responding to inquiries from investors or analysts in a non-public forum.
Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of these factors include, but are not limited to, the following:
the performance of financial markets, the investment performance we achieve for our clients, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  We caution readers to carefully consider our forward-looking statements in light of these factors.  Further, these forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect subsequent events or circumstances.  For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” in Item 1A of Form 10-K for the year ended December 31, 2006 and in Part II, Item 1A of Form 10-Q for the quarter ended June 30, 2007.  Any or all of the forward-looking statements that we make in Form 10-K, Form 10-Q, this presentation, or any other public statements we issue may turn out to be wrong. Of course, factors other than those listed in “Risk Factors” and those listed below could also adversely affect our revenues, financial condition, results of operations, and business prospects.
The forward-looking statements we make in this presentation include estimated earnings guidance and related assumptions provided for full year
2007.  The earnings guidance is based on a number of assumptions, including, but not limited to, the following:  net asset inflows continuing after
September 30, 2007 at levels similar to the third quarter of 2007 (adjusted to exclude the above mentioned index terminations) and assumes equity and fixed income market returns at annual rates of 8% and 5%, respectively, for the fourth quarter.  Net inflows of client assets are subject to domestic and international securities market conditions, competitive factors, and relative performance, each of which may have a negative effect on net inflows; capital market performance is inherently unpredictable.  In view of these factors, and particularly given the volatility of capital markets
(and the effect of such volatility on performance fees and the value of investments in respect of incentive compensation) and the difficulty of predicting client asset inflows and outflows, our earnings estimates should not be relied on as predictions of actual performance, but only as estimates based on assumptions that may or may not be correct.  There can be no assurance that we will be able to meet the investment and service goals and needs of our clients or that, even if we do, it will have a positive effect on the company’s financial performance.
The forward-looking statements we make in this presentation also include our anticipation that the level of net asset flows into our institutional channel will improve in 2008 due to our growing momentum in the defined contribution market, that robust growth will continue in our private client channel, and that we are optimistic about the long-term outlook for our retail business.  The market for defined contribution plan investment services is highly competitive and we may not be successful in winning new mandates.  Also, before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times we currently anticipate.  Growth in the private client and retail channels may be impaired by changes in competitive and securities market conditions and relative performance.  The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset inflows.
Cautions regarding Forward-Looking Statements
 Propriety - For AllianceBernstein L.P. use only

3Q 2007
2Q 2007
12 Months*
2.0%
6.3%
16.4%
(0.2)%
4.9%
14.5%
4.2%
6.9%
19.4%
2.8%
(0.5)%
5.1%
S&P 500
Russell 1000 Value
Russell 1000 Growth
Lehman Aggregate Bond

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*12 months ending September 30, 2007.
Source: MSCI (Morgan Stanley Capital International).
Market Performance - U.S.

3Q 2007
2Q 2007
12 Months*
2.4%
6.5%
21.1%
2.2%
6.4%
24.9%
14.4%
15.0%
58.2%
MSCI WORLD
MSCI EAFE
MSCI Emerging Markets

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*12 months ending September 30, 2007.
Source: MSCI (Morgan Stanley Capital International).
Market Performance - Non-U.S.

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■

Growth services performed especially well
■

Value services were weak
■

Fixed Income services were slightly negative
■

Hedge fund returns were disappointing, especially in diversified services
■

Blend Strategies were respectable, with strength in U.S. and International services and weakness in Emerging Markets
Relative Performance Summary

Institutional Investments	Retail	Private Client	Total
Beginning of Period	**$ 500,606**	**$ 185,412**	**$ 106,924**	**$ 792,942**
Sales/New accounts	18,073	9,689	4,637	32,399
Redemptions/Terminations	(14,789)	(9,083)	(1,112)	(24,984)
Cash flow	(5,362)	(338)	(971)	(6,671)
Unreinvested dividends	(1)	(235)	(118)	(354)
Net inflows/(outflows)	**(2,079)**	**33**	**2,436**	**390**
Transfers[(1)]	774	(471)	(303)	-
Market appreciation	13,474	4,386	1,576	19,436
End of Period	**$ 512,775**	**$ 189,360**	**$ 110,633**	**$ 812,768**
% Total at end of period	*63%*	*23%*	*14%*	*100%*
% Change from beg of period	*2%*	*2%*	*3%*	*3%*

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Three Months Ended September 30, 2007
$ Millions
Changes in Assets Under Management
By Channel

Institutional Investments	Retail	Private Client	Total
Beginning of Period	**$ 417,818**	**$ 153,906**	**$ 87,559**	**$ 659,283**
Sales/New accounts	68,151	47,109	18,295	133,555
Redemptions/Terminations	(36,402)	(36,218)	(4,119)	(76,739)
Cash flow	(17,051)	(165)	(4,119)	(21,335)
Unreinvested dividends	(2)	(1,147)	(510)	(1,659)
Net inflows	**14,696**	**9,579**	**9,547**	**33,822**
Transfers [(1)]	59	(495)	436	-
Market appreciation	80,202	26,370	13,091	119,663
End of Period	**$ 512,775**	**$ 189,360**	**$ 110,633**	**$ 812,768**
% Total at end of period	*63%*	*23%*	*14%*	*100%*
% Change from beg of period	*23%*	*23%*	*26%*	*23%*

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Twelve Months Ended September 30, 2007
$ Millions
Changes in Assets Under Management
By Channel

Value Equity	Growth Equity	Fixed Income	Index/ Structured	Total
Beginning of Period	**$ 388,210**	**$ 185,932**	**$ 187,898**	**$ 30,902**	**$ 792,942**
Sales/New accounts	19,034	7,037	6,238	90	32,399
Redemptions/Terminations	(7,336)	(6,806)	(4,789)	(6,053)	(24,984)
Cash flow	(4,293)	(2,047)	53	(384)	(6,671)
Unreinvested dividends	-	-	(354)	-	(354)
Net inflows/(outflows)	**7,405**	**(1,816)**	**1,148**	**(6,347)**	**390**
Market appreciation	2,295	11,414	5,311	416	19,436
End of Period (1)	**$ 397,910**	**$ 195,530**	**$ 194,357**	**$ 24,971**	**$ 812,768**
% Total at end of period	*49%*	*24%*	*24%*	*3%*	*100%*
% Change from beg of period	*2%*	*5%*	*3%*	*-19%*	*3%*

(1) Approximately $173 billion in Blend Strategies AUM are reported in their respective services.

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Three Months Ended September 30, 2007
$ Millions
Changes in Assets Under Management
By Investment Service

Value Equity	Growth Equity	Fixed Income	Index/ Structured	Total
Beginning of Period	**$ 294,303**	**$ 162,524**	**$ 173,026**	**$ 29,430**	**$ 659,283**
Sales/New accounts	69,012	29,539	34,525	479	133,555
Redemptions/Terminations	(23,889)	(26,615)	(18,882)	(7,353)	(76,739)
Cash flow	(9,638)	(7,051)	(2,384)	(2,262)	(21,335)
Unreinvested dividends	(187)	(47)	(1,425)	-	(1,659)
Net inflows/(outflows)	**35,298**	**(4,174)**	**11,834**	**(9,136)**	**33,822**
Transfer (1)	803	(803)	-	-	-
Market appreciation	67,506	37,983	9,497	4,677	119,663
End of Period (2)	**$ 397,910**	**$ 195,530**	**$ 194,357**	**$ 24,971**	**$ 812,768**
% Total at end of period	*49%*	*24%*	*24%*	*3%*	*100%*
% Change from beg of period	*35%*	*20%*	*12%*	*-15%*	*23%*

(1) Reflects transfers of Real Estate products from Growth to Value.□

(2) Approximately $173 billion in Blend Strategies AUM are reported in their respective services.

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Twelve Months Ended September 30, 2007
$ Millions
Changes in Assets Under Management
By Investment Service

($ Billions)	Ended September 30, 2007 3 months		Ended September 30, 2007 12 months	
Beginning AUM	**$**	**501**	**$**	**418**
Net Flows		(2)		15
Transfers [(1)]		1		-
Market appreciation		13		80
Ending AUM	**$**	**513**	**$**	**513**
% Total		*63%*		*63%*
% Change		*2%*		*23%*

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■

Value and Blend services accounted for
    80% of all new accounts
■

Global and International services
    accounted for approximately 86% of all
    new accounts
■

The pipeline of won but unfunded new
    mandates remains substantial, but
    declined somewhat in the quarter
■

Defined Contribution gaining traction in
    marketplace
(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
Institutional Investments: Third Quarter Highlights

($ Billions)	Ended September 30, 2007 3 months		12 months	
Beginning AUM	**$**	**185**	**$**	**154**
Net Flows		-		10
Transfers [(1)]		-		(1)
Market appreciation		4		26
Ending AUM	**$**	**189**	**$**	**189**
% Total		*23%*		*23%*
% Change		*2%*		*23%*

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■

Substantial growth in U.S. Funds offset by:
➢

Non-U.S. weakness

➢

Increased investment minimums on
    certain SMA services

■

“Investment Strategies for Life” growing
    worldwide:
➢

Wealth Strategies services ~$14
     billion in assets(2)

➢

Retirement Strategies (over $1
    billion in AUM) received stellar
    results in PlanAdviser magazine
    survey

➢

CollegeBoundfund AUM at $8.5
    billion; ranked #1 in the nation by
    savingforcollege.com

(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
(2) Wealth Strategies AUM reflects primarily Retail assets but includes some Private Client and Institutional Investments client assets
Retail: Third Quarter Highlights

($ Billions)	Ended September 30, 2007 3 months		Ended September 30, 2007 12 months	
Beginning AUM	**$**	**107**	**$**	**88**
Net Flows		2		10
Market appreciation		2		13
Ending AUM	**$**	**111**	**$**	**111**
% Total		*14%*		*14%*
% Change		*3%*		*26%*

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Private Client: Third Quarter Highlights
■

Record trailing twelve month
    gross and net inflows of $18.3
    billion and $9.5 billion,
    respectively
■

Financial Advisor headcount
    increased to 341 - up 17% from
    September 2006

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■

Revenue up 18% versus third quarter 2006; strongest quarter on record primarily attributable to double-digit growth in Europe
■

Initiated coverage of Southern European banking sector; robust global pipeline for additional coverage
■

Excellent results in Institutional Investor’s recently released U.S. poll:
➢

Ranked #7 overall; highest in the history of the firm

➢

Fourth consecutive year the firm has placed in Top Ten of Institutional
     Investor’s league table

➢

95% of our analysts publishing at the start of this year were recognized in the poll

➢

Six analysts voted #1 in their sector

Institutional Research Services: Third Quarter Highlights

Total AUM up 23%
U.S. $498 61%
Non-U.S. $315 39%
U.S. $433 66%
Non-U.S. $226 34%
Non-U.S. up 39%
U.S. $324 40%
Global & Int'l $489 60%
U.S. $323 49%
Global & Int'l $336 51%
Global & Int'l up 46%

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by Client Domicile
by Investment Service
$ Billions
Total AUM at
September 30,
2007 $813 Billion
Total AUM at
September 30,
2006 $659 Billion
Growth in Global Assets

Growth Equities $112
Growth Component $84
Fixed Income $194
Value Equities $315
Value Component $83

U.S. Blend $44 25%
Global & Int'l Blend $129 75%

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Blend
Strategies
Index/Structured
$25
    3%
Assets Under Management by
Investment Service
$813 Billion
Blend Strategies AUM
$173 Billion(1)
(+48% vs. 9/30/06)
(1) Includes approximately $6 billion of Blend Fixed Income AUM.
24%
39%
10%
10%
14%
(1)
$ Billions
Growth in Blend Strategies Assets

$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$3.0
$3.6
$4.8
$7.2
$8.9
$10.5
$10.0
2003
2004
2005
2006
1Q07
2Q07
3Q07

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investment advisory clients of AllianceBernstein.

Assets Under Management
$ Billions
+35%
+18%
+50%
The information in this display is provided solely for use in connection with this presentation and is not directed towards existing or potential hedge fund investors or

+23%
-5%
+18%
Growth in Hedge Fund Assets

Revenues:	3Q 2007	3Q 2006	Percent Change	
Advisory Fees	$ 870	$ 678	28%	■ Higher AUM and favorable mix
Distribution	120	104	16%	■ Higher average mutual fund AUM
Institutional Research Services	104	88	18%	■ Higher European revenues
Dividend and Interest Income	73	64	14%	
Other [1]	41	48	-15%	■ Lower MTM gains on deferred compensation investments
Total Revenues	**1,208**	**982**	**23%**	
Less: Interest Expense	55	47	17%	
Net Revenues	**$ 1,153**	**$ 935**	**23%**	

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(1)

 Includes Shareholder Servicing, Investment Gains (Losses) and Other Revenues.
NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein Third Quarter Revenues

3Q 2007	3Q 2006	Percent Change	
Ending AUM ($ Billions)	**$ 813**	**$ 659**	**23%**	
Average AUM ($ Billions)	**$ 794**	**$ 641**	**24%**	
By Fee Type ($ Millions):				
Base Fees	$ 853	$ 665	28%	■ Higher AUM and favorable mix
Performance Fees	17	13	32%	■ Higher long-only related fees
Total	**$ 870**	**$ 678**	**28%**	
By Channel ($ Millions):				
Institutional Investments	$ 382	$ 291	32%	■ Higher average AUM and favorable mix
Retail	242	196	24%	■ Higher average AUM
Private Client	246	191	28%	■ Higher AUM
Total	**$ 870**	**$ 678**	**28%**	

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

AllianceBernstein Third Quarter Advisory Fees

3Q 2007	3Q 2006	Percent Change	
Employee Comp & Benefits	$ 447	$ 376	19%	■ Higher incentive, commission and base compensation
Promotion & Servicing	171	146	17%	■ Higher distribution plan payments and travel expenses
General & Administrative	145	132	9%	■ Higher infrastructure expenses
Interest	6	6	0%	
Amortization of Intangibles	5	5	0%	
Total	**$ 774**	**$ 665**	**16%**

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein Third Quarter Operating Expenses

3Q 2007	3Q 2006	Percent Change	
Base Compensation	$ 116	$ 100	15%	■ 15% higher headcount and merit increases
Incentive Compensation	175	148	19%	■ - Cash bonus estimates - Amortization of deferred compensation
Commissions	111	91	21%	■ New business across all channels
Fringes & Other	45	37	23%	
Total	**$ 447**	**$ 376**	**19%**	

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein Third Quarter Compensation & Benefits

3Q 2007	3Q 2006	Change
Net Revenues	$ 1,153	$ 935	23%
Expenses	774	665	16%
Operating Income	379	270	40%
Non-Operating Income	3	3	8%
Income before Taxes	382	273	40%
Income Taxes	34	20	71%
Net Income	**$ 348**	**$ 253**	**38%**
Operating Margin [(1)]	32.9%	28.9%	

- Higher effective rate driven by increased non-U.S. earnings

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(1) Operating Income as a percentage of net revenues.
NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein Third Quarter Net Income

3Q 2007	3Q 2006	Percent Change
AllianceBernstein:			
Net Income	$ 348	$ 253	38%
Weighted Average Equity Ownership Interest	33.0%	32.4%	
AllianceBernstein Holding:			
Equity in Earnings	$ 115	$ 82	40%
Income Taxes	10	8	25%
Net Income	$ 105	$ 74	42%
Diluted Net Income Per Unit	$ 1.20	$ 0.87	38%
Distributions Per Unit	$ 1.20	$ 0.87	38%

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
$ Millions (except per-Unit amounts)
AllianceBernstein Holding Financial Results

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■

Growth services performed exceptionally well; Value services were weak
■

Diversified Hedge Fund services were disappointing
■

Strong organic growth in Private Client offset by Institutional Investments outflows
■

AUM growth once again driven by Global and International services and non-U.S. clients
■

Very strong financial results with Net Income up 38% and Operating Margins expanding by 400 basis points to 32.9%
■

Updated full year 2007 earnings guidance estimate of approximately $4.50 - $4.80 per
     Unit at the holding company level
●

Guidance assumes:
➢

Lower than previously forecasted hedge fund performance fees

➢

Net asset inflows continuing at levels similar to 3Q07 (adjusted to exclude $6 billion of index terminations)

➢

Equity and fixed income market returns at annual rates of 8% and 5%, respectively, for the fourth quarter

AllianceBernstein - 3Q07 Earnings Highlights

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Q&A

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Appendix

3Q 07	One Year	Annualized Three Years	Cumulative Three Years
S&P 500	2.0	16.4	13.1	44.8
Russell 1000 Growth	4.2	19.4	12.2	41.2
Russell 1000 Value	(0.2)	14.5	15.3	53.1
MSCI Emerging Markets	14.4	58.2	40.8	179.3
MSCI EAFE	2.2	24.9	23.2	87.2
MSCI World	2.4	21.1	18.0	64.4
Lehman Aggregate Bond	2.8	5.1	3.9	12.0

Returns in % through September 30, 2007.

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Market Environment

Institutional Equity Composites vs. Benchmarks

	Int'l Lg Cap Growth (2)	Global Research Growth (3)	U.S. Large Cap Growth (4)	U.S. Growth (5)	U.S. Mid Cap Growth (6)	U.S. Small Cap Growth (7)	Emerging Markets Growth (8)
3Q 07	2.2	2.9	2.5	2.7	7.4	4.2	(0.6)
One Year	1.5	2.2	(0.3)	0.9	3.7	9.7	(0.2)
Three Years	(0.4)	1.2	1.2	0.9	(1.8)	2.1	(0.5)
Five Years	1.2	1.1	(1.2)	1.2	3.8	1.1	2.2
10 Years	2.6	3.6	1.3	1.1	N/A	3.9	3.4

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees (2) vs. MSCI EAFE Growth (net) (3) vs. MSCI World (net) (4) vs. Russell 1000 Growth
(5) vs. Russell 3000 Growth (6) vs. Russell Mid Cap Growth (7) vs. Russell 2000 Growth (8) vs. MSCI Emerging Markets Growth
Composite and benchmark data through 9/30/07. Performance is preliminary.

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Relative Performance: Institutional Growth Equity (After Fees)(1)

Institutional Equity Composites vs. Benchmarks

	U.S. Diversified Value (2)	U.S. Strategic Value (3)	U.S. Strategic Value (4)	International Value (5)	Global Value (6)	Emerging Markets Value (7)
3Q 07	(0.6)	(2.7)	(0.4)	(1.5)	(2.4)	(3.9)
One Year	(1.0)	(2.5)	(0.5)	0.9	1.3	(3.9)
Three Years	(0.9)	1.6	(0.5)	3.4	4.3	(0.8)
Five Years	(0.4)	2.7	0.1	4.9	5.1	4.3
10 Years	N/A	1.9	(0.4)	N/A	3.7	3.7

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees (2) vs. Russell 1000 Value (3) vs. S&P 500 (4) vs. Russell 1000 Value (5) vs. MSCI EAFE (Cap, UH) (6) vs. MSCI World (Cap, UH) (7) vs. MSCI Emerging Markets.
Composite and benchmark data through 9/30/07. Performance is preliminary.

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Relative Performance: Institutional Value Equity (After Fees)(1)

Blend Strategies Equity Composites vs. Benchmarks

	Global Blend Strategies [2]	International Blend Strategies [3]	U.S. Blend Strategies [4]	Emerging Markets Blend Strategies [5]
3Q 07	(0.1)	1.2	1.3	(2.5)
One Year	1.6	1.7	(0.4)	(3.4)
Three Years	2.7	0.5	0.1	(1.7)
Since Inception	2.4	1.5	(0.1)	3.2

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees (2) Global Blend Strategies (6/30/03) vs. MSCI World for Global products
(3) Int'l Blend Strategies (12/31/01) vs. MSCI EAFE (4) U.S. Blend Strategies (12/31/01) vs. S&P 500 (5) EM Blend Strategies (12/31/01) vs. MSCI EM
Composite and benchmark data through 9/30/07. Performance is preliminary.

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Relative Performance: Blend Strategies Services (After Fees)(1)

Institutional Fixed Income Composites vs. Benchmarks

	Strategic Core Plus (2)	Emerging Mkt. Debt (3)	Corp Bonds (4)	Low Duration (5)	Global Plus (6)
3Q 07	(0.6)	(0.1)	(0.1)	(1.5)	0.1
One Year	0.2	3.7	0.1	(1.6)	1.1
Three Years	0.5	1.7	0.1	(0.3)	0.8
Five Years	1.1	3.2	0.0	0.1	1.4
10 Years	N/A	2.5	0.3	(0.1)	N/A

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. (1) Investment performance of composites is presented after investment management fees. (2) vs. 90% Lehman Universal Index/10% S&P/Citigroup Non-US WGBI (Hedged) (3) vs. JPM EMBI+ (to 3/31/04) JPM EMBI Global (4/1/04-Present) (4) vs. Custom Corporate Index (5) vs. Merrill Lynch U.S. Treasury (1-3 Years) (6) vs. Lehman Global Aggregate Bond Index (Unhedged) Composite and benchmark data through 9/30/07. Performance is preliminary.

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AllianceBernstein
Third Quarter 2007 Review
Propriety - For AllianceBernstein L.P. use only

Relative Performance: Institutional Fixed Income (After Fees)(1)

Annualized		
	3Q 07	1 Year	3 Year	5 Year
Fully Diversified Simulation (2)	3.0	13.1	12.1	13.2
S&P 500	2.0	16.4	13.1	15.5

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees. (2) The Bernstein Fully Diversified Portfolio is a simulation composed of specific proportions of each of the products that follow, which joined the simulation as of the following dates:
Strategic Value: 1/1/83; Strategic Growth: 1/1/83 (ACM Large Cap Growth used as a proxy for Strategic Growth through 1/1/01; Strategic Growth used thereafter); Intermediate Municipal Bond Composite: 1/1/83; Bernstein Tax-Managed International Fund: 7/1/92; Emerging Markets Fund: 1/1/96; AllianceBernstein Institutional REIT Fund: 7/1/01.
The portfolio was rebalanced quarterly through 12/31/05; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account.
No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.
Source: AllianceBernstein and S&P. Mutual Fund, Composite and S&P performance data through 9/30/07. Performance is preliminary.

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AllianceBernstein
Third Quarter 2007 Review
Propriety - For AllianceBernstein L.P. use only

Absolute Performance: Private Client (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

	U.S. Strategic Research Equity [2]	U.S. Large Cap Growth [3]	U.S. Growth [4]	U.S. Mid Cap Growth [5]	Global Research Growth [6]
3Q 07	5.0	0.6	1.2	5.4	0.5
One Year	(0.8)	(2.5)	(3.8)	(0.9)	(1.7)
Three Years	(1.2)	(0.0)	(3.1)	(2.1)	0.0
Five Years	1.9	(1.1)	(2.6)	5.7	0.9
10 Years	2.3	(1.8)	(2.9)	(3.5)	N/A

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of mutual funds is presented after investment management fees (2) vs. S&P 500; represents Regent separately managed account service (3) vs. Large Cap Growth average; formerly named Premier Growth (4) vs. Multi Cap Growth average (5) vs. Mid Cap Growth average (6) vs. Global Large Cap Growth average; formerly named Global Growth Trends. Net performance is inclusive of the investment management fee only; it does not include the total management fee typically associated with a managed account that may range from 2.0 - 3.0% which includes transaction costs, custodial services and investment advisory fees.
Source: AllianceBernstein, Lipper, and S&P. Mutual fund, Lipper, and S&P performance data through 9/30/07.

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AllianceBernstein
Third Quarter 2007 Review
Propriety - For AllianceBernstein L.P. use only

Relative Performance: Retail Growth Equity (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

	Int'l Value [2]	Growth & Income [3]	U.S. Small/Mid Cap Value [4]	U.S. Value [5]	Global Value [6]
3Q 07	(0.7)	1.5	(1.4)	(1.3)	(2.2)
One Year	(0.4)	1.5	1.5	(2.2)	(3.1)
Three Years	2.7	(0.8)	(1.2)	(0.2)	(0.1)
Five Years	4.7	0.1	0.5	0.5	0.2
10 Years	N/A	1.2	N/A	N/A	N/A

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees (2) vs. International Large Cap Value average;

(3) vs. Large Cap Value average (4) vs. Mid Cap Value average (5) vs. Large Cap Value average; if compared to Multi Cap Value average, 3rd quarter would be 0.36, 1-yr would be (1.12), 3-yr would be (0.18) and 5-yr would be (0.15) (6) vs. Global Multi Cap Value average

Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through 9/30/07.

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AllianceBernstein
Third Quarter 2007 Review
Propriety - For AllianceBernstein L.P. use only

Relative Performance: Retail Value Equity (After Fees)(1)

Retail Fixed Income Funds vs. Peer Group Averages

	Global High Yield Portfolio (2)	American Income Portfolio (3)	Global Gov't Income (4)
3Q 07	(1.6)	(0.4)	0.1
One Year	0.5	1.4	5.4
Three Years	4.1	2.9	4.4
Five Years	4.3	5.1	3.3
10 Years	0.4	1.2	3.5

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of mutual funds is presented after investment management fees (2) vs. Morningstar Fixed Income Global High Yield Peers (Formerly: Micropal Fixed Income Global High Yield Peers
(3) vs. Morningstar Fixed Income USD Peers (Formerly: Micropal Fixed Income USD Peers) (4) vs. Global Income Funds average
Source: AllianceBernstein, Morningstar, and Lipper. Mutual Fund, Morningstar, and Lipper performance data through 9/30/07. Performance is preliminary.

I

AllianceBernstein
Third Quarter 2007 Review
Propriety - For AllianceBernstein L.P. use only

Relative Performance: Retail Fixed Income (After Fees)(1)

Retail Mutual Funds vs. Morningstar Averages

	Wealth Preservation [2]	Balanced Wealth [3]	Wealth Appreciation [4]
3Q 07	0.5	0.7	0.8
One Year	0.6	1.3	3.3
Since Inception [5]	1.0	1.7	3.1

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of mutual funds is presented after investment management fees (2) vs. Conservative Allocation average (3) vs. Moderate Allocation average
(4) vs. Large Blend average (5) Product performance inception date: 9/2/03; Benchmark performance inception at closest month end after fund inception: 9/30/03
Source: AllianceBernstein and Morningstar. Mutual fund and Morningstar performance data through 9/30/07.

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AllianceBernstein
Third Quarter 2007 Review
Propriety - For AllianceBernstein L.P. use only

Relative Performance: Wealth Strategies (After Fees)(1)

U.S. Strategic Value	31-Dec-73	+ 2.5 %
U.S. Small/Mid Cap Value	31-Dec-00	+ 5.1
U.S. Diversified Value	30-Jun-86	+ 0.9
Global Diversified Value	31-Mar-98	+ 2.4
Global Strategic Value	30-Apr-01	+ 8.1
Global Value	30-Sep-95	+ 3.4
International Diversified Value	30-Sep-00	+ 4.7
International Strategic Value	31-Mar-01	+ 7.3
International Value (EAFE)	30-Sep-99	+ 5.3
Emerging Markets Value	31-Dec-95	+ 2.9
Australian Value	30-Jun-03	+ 1.7
Canadian Value	31-Dec-97	+ 4.1
European Value	30-Jun-97	+ 2.4
Japan Strategic Value	31-Mar-02	+ 8.0
U.K. Value	30-Jun-00	+ 3.4

U.S. Style Blend	31-Dec-01	- **0.1** %
Global Style Blend	30-Jun-03	+ **2.4**
International Style Blend	31-Dec-01	+ **1.5**
Emerging Markets Style Blend	31-Dec-01	+ **3.2**

U.S. Growth	31-Dec-70	+ 3.0 %
U.S. Small Cap Growth	31-Dec-70	+ 3.2
U.S. Mid Cap Growth	31-Mar-99	+ 3.4
U.S. Large Cap Growth	31-Dec-77	+ 2.8
U.S. Disciplined Growth	31-Dec-87	- 0.2
Global Research Growth	31-Dec-91	+ 4.3
International Large Cap Growth	31-Dec-90	+ 0.4
Emerging Markets Growth	30-Sep-91	+ 1.7
European Concentrated Growth	30-Jun-98	- 1.9
Australian Growth	30-Jun-00	- 0.9
Japan Growth	30-Sep-91	+ 3.3
U.K. Growth	31-Dec-04	+ 0.4

U.S. High Yield	31-Dec-86	- 0.6 %
U.S. Investment-Grade Corporates	31-Dec-91	+ 0.4
U.S. Low Duration	31-Dec-95	- 0.0
U.S. Short Duration	31-Mar-92	- 0.0
U.S. Strategic Core Plus	30-Jun-01	+ 0.5
Global Fixed Income	30-Jun-86	+ 0.4
Global-Plus Fixed Income	30-Jun-01	+ 0.5
Emerging-Market Debt	30-Jun-94	+ 3.0
Europe Core Plus	31-Mar-99	- 1.4
Canadian Core Plus Advanced	30-Sep-02	+ 3.1
Japan Credit	30-Sep-00	0.0

AllianceBernstein
Third Quarter 2007 Review
Propriety - For AllianceBernstein L.P. use only
 Nomura, Russell Investment Group, Scotia Capital, S&P, TOPIX, and AllianceBernstein.
Bernstein Value Equities
Inception
Date
  Inception-
Sep 2007
Alliance Growth Equities
Inception
Date
AllianceBernstein. Past performance is no guarantee of future results. Source: Bloomberg, Citigroup, FTSE, JPMorgan Chase, Lehman Brothers, Merrill Lynch, MSCI,
AllianceBernstein Style Blend
AllianceBernstein Fixed Income
Net-of-Fee Annualized Relative Performance Premiums
  Inception-
Sep 2007
Investment Performance: Delivering Results for Clients

9/30/07	9/30/06
Assets		
Cash and investments	$ 1,394,611	$ 1,236,311
Cash and securities, segregated	1,230,055	1,863,957
Receivables, net	3,839,077	3,488,278
Goodwill, net	2,893,029	2,893,029
Intangible assets, net	269,388	284,925
Deferred sales commissions, net	187,629	194,950
Other (incl. furniture & equipment)	781,355	639,655
Total Assets	**$ 10,595,144**	**$ 10,601,105**
Liabilities and Partners' Capital		
Liabilities:		
Payables	$ 4,449,275	$ 4,916,671
Accounts payable and accrued expenses	346,235	333,007
Accrued compensation and benefits	908,182	392,014
Debt	163,000	334,901
Minority interest in consolidated subsidiaries	135,865	53,515
Total Liabilities	6,002,557	6,030,108
Partners' Capital	4,592,587	4,570,997
Total Liabilities and Partners' Capital	**$ 10,595,144**	**$ 10,601,105**

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AllianceBernstein
Third Quarter 2007 Review
Propriety - For AllianceBernstein L.P. use only

In $ Thousands, Unaudited
AllianceBernstein Consolidated Balance Sheet

Nine Months Ended	
	9/30/07	9/30/06
Cash Flows From Operating Activities:		
Net income	$ 950,712	$ 741,649
Non-cash items:		
Amortization and depreciation:		
Amortization of deferred sales commissions	73,253	71,649
Amortization of deferred compensation	37,483	35,301
Depreciation and other amortization	78,283	57,487
Other, net	(48,079)	(15,697)
Changes in assets and liabilities	125,591	128,665
Net cash provided by operating activities	**1,217,243**	**1,019,054**
Cash Flows From Investing Activities:		
Purchases of investments	(17,223)	(54,803)
Proceeds from sales of investments	46,251	2,580
Additions to furniture, equipment and leaseholds	(87,852)	(74,954)
Purchase of business, net of cash acquired	-	(16,086)
Net cash used in investing activities	**(58,824)**	**(143,263)**
Cash Flows From Financing Activities:		
(Repayment)/issuance of commercial paper, net	(191,566)	169,602
Repayment of Senior Notes	-	(400,000)
Cash distributions to general partner and unitholders	(1,017,702)	(774,885)
Other	31,616	48,878
Net cash used in financing activities	**(1,177,652)**	**(956,405)**
Effect of exchange rate change on cash and cash equivalents	14,004	3,377
Net decrease in cash and cash equivalents	(5,229)	(77,237)
Cash and cash equivalents at the beginning of period	692,658	654,168
Cash and cash equivalents at the end of period	**$ 687,429**	**$ 576,931**

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AllianceBernstein
Third Quarter 2007 Review
Propriety - For AllianceBernstein L.P. use only

In $ Thousands, Unaudited
AllianceBernstein Consolidated Statement of Cash Flows

AllianceBernstein
Third Quarter 2007 Review
Propriety - For AllianceBernstein L.P. use only

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